EXHIBIT 99.1

Norwegian Cruise Line Holdings Provides Comments on New Travel Regulations to Cuba

All Scheduled Itineraries Previously Calling on Cuban Ports Being Modified to Accommodate New Restrictions

Company Quantifies Financial Impact

MIAMI, June 07, 2019 (GLOBE NEWSWIRE) -- Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH) (together with NCL Corporation Ltd., “Norwegian Cruise Line Holdings”, “Norwegian” or the “Company”) today provided an update on the new Cuba travel regulations and the estimated financial impact to full year 2019 expected financial results.

On June 4, 2019, the Office of Foreign Assets Control of the United States Department of the Treasury removed the authorization for group people-to-people educational travel by U.S. persons to Cuba.  Concurrently, the United States Department of Commerce’s Bureau of Industry and Security removed the authorization to travel for most non-commercial aircraft and all passenger and recreational vessels, including cruise ships, on temporary sojourn in Cuba.  Combined, these rulings, which took effect on June 5, 2019, effectively eliminate the ability of cruise lines to offer cruise travel to Cuba.  The Company is in the process of modifying all itineraries across its three brands that included calls to ports in Cuba and is working with guests and travel partners to accommodate changes as a result of these new restrictions.

“Our three brands are working diligently to accommodate the needs of our guests and travel partners as we quickly modify itineraries to meet the new Cuba travel regulations,” said Frank Del Rio, president and chief executive officer of Norwegian Cruise Line Holdings Ltd. “We share in the disappointment that comes with these changes especially on such short notice and sincerely appreciate the cooperation and understanding of our guests for this inconvenience. Our brands have put in place generous compensation programs that offer guests and travel partners a compelling, value-packed alternative.”

The extremely abbreviated timeframe to modify our itineraries to be in compliance with the new travel restrictions to Cuba has exacerbated the impact to the Company’s earnings estimates.  The restrictions impact all three of the Company’s cruise brands, with approximately 25% of the impacted Capacity Days attributable to the combined sailings on the Oceania Cruises and Regent Seven Seas Cruises brands, the majority of which were Cuba-intensive premium priced itineraries.  Sailings that included a Cuban port of call represented slightly more than 3% of the Company’s remaining sailings in 2019 for all three brands. The modification of these itineraries, the substantial discounts offered to guests for them to remain on their booked cruise, the accommodation of cancellations and changes to reservations, incremental marketing investment to support the compressed sales cycle for the modified voyages, along with the protection of travel agent commissions will result in an estimated impact to Adjusted EPS for full year 2019 of approximately $0.35 to $0.45.

About Norwegian Cruise Line Holdings Ltd.

Norwegian Cruise Line Holdings Ltd. (NYSE:NCLH) is a leading global cruise company which operates the Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises brands.  With a combined fleet of 26 ships with approximately 54,400 berths, these brands offer itineraries to more than 450 destinations worldwide. The Company will introduce eleven additional ships through 2027.

Terminology

Adjusted EPS.  Adjusted Net Income divided by the number of diluted weighted-average shares outstanding.

Adjusted Net Income.  Net income adjusted for supplemental adjustments.

Berths.  Double occupancy capacity per cabin (single occupancy per studio cabin) even though many cabins can accommodate three or more passengers.

Capacity Days.  Available Berths multiplied by the number of cruise days for the period.

EPS.  Diluted earnings per share.

GAAP.  Generally accepted accounting principles in the U.S.

Non-GAAP Financial Measures

Adjusted EPS is a non-GAAP financial measure. The Company does not provide guidance on a GAAP basis because the Company is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of certain gains and charges. These items are uncertain and will depend on several factors, including industry conditions, and could be material to the Company’s results computed in accordance with GAAP. The Company has not provided reconciliations between the Company’s 2019 Adjusted EPS guidance and the most directly comparable GAAP measures because it would be too difficult to prepare a reliable U.S. GAAP quantitative reconciliation without unreasonable effort.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this release or that may be mentioned on our conference call constitute forward-looking statements within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this release or that may be mentioned on our conference call, including, without limitation, those regarding our business strategy, financial position and results of operations, including impacts from the new travel restrictions to Cuba, our 2019 guidance prospects and objectives of management for future operations (including expected fleet additions, development plans, demand environment, objectives relating to our activities and expected performance in new markets), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like "expect," "anticipate," "goal," "project," "plan," "believe," "seek," "will," "may," "forecast," "estimate," "intend," "future," and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events; adverse incidents involving cruise ships; adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; the spread of epidemics and viral outbreaks; breaches in data security or other disturbances to our information technology and other networks; the risks and increased costs associated with operating internationally; changes in fuel prices and/or other cruise operating costs; fluctuations in foreign currency exchange rates; our expansion into and investments in new markets;  overcapacity in key markets or globally; the unavailability of attractive port destinations; our inability to obtain adequate insurance coverage; evolving requirements and regulations regarding data privacy and protection and any actual or perceived compliance failures by us; our indebtedness and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; our inability to recruit or retain qualified personnel or the loss of key personnel; delays in our shipbuilding program and ship repairs, maintenance and refurbishments; our reliance on third parties to provide hotel management services to certain ships and certain other services; future increases in the price of, or major changes or reduction in, commercial airline services; amendments to our collective bargaining agreements for crew members and other employee relation issues;  pending or threatened litigation, investigations and enforcement actions; our ability to keep pace with developments in technology; seasonal variations in passenger fare rates and occupancy levels at different times of the year; changes involving the tax and environmental regulatory regimes in which we operate; and other factors set forth under "Risk Factors" in our most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings by the Company with the Securities and Exchange Commission. The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein or that may be mentioned on our conference call to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Investor Relations & Media Contact
Andrea DeMarco
(305) 468-2339
InvestorRelations@nclcorp.com